-------------------------------------------------------------------------------
                                                                    CLOSED END
-------------------------------------------------------------------------------


The Korean
Investment Fund

Annual Report
April 30, 2000


                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 2, 2000

Dear Shareholder:

We are pleased to provide this shareholder update for The Korean Investment Fund (the "Fund") for the annual reporting period ended April 30, 2000.

Investment Results

The following table provides the Fund's investment results, based on net asset value (NAV) for the three-, six- and 12-month periods ended April 30, 2000. For comparison, we have also included the performance for the Fund's benchmark index, the Korea Composite Stock Price Index (the "KOSPI").

During the periods under review, the Fund outperformed its benchmark index. The Fund comfortably outperformed for the last six- and 12-month periods due to its continued focus on the leading technology and telecommunications companies in Korea and its underweighting of the financial sector. However, recent aggressive selling in the Korean stock market across the board has caused the Fund to drift essentially in line with the overall market in the last 3 months.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended April 30, 2000

                                                       -------------------------
                                                             Total Return
                                                       -------------------------
                                                            3        6       12
                                                       Months   Months   Months
--------------------------------------------------------------------------------

The Korean
Investment
Fund                                                   -19.90%    9.20%   32.46%
--------------------------------------------------------------------------------

Korea
Composite
Stock Price
Index                                                  -22.20%   -5.93%    3.23%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

--------------------------------------------------------------------------------

Economic Review

After recording the strongest gross domestic product (GDP) growth since 1987 at 10.7% in 1999, the Korean economy continues its solid growth without signs of overheating just yet. GDP growth in the first quarter of 2000 was 12.8% year-on-year, the fourth


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

consecutive double-digit quarterly increase in growth. Growth continued to be supported by robust domestic demand, which was up 14% year-on-year. Facilities investment was particularly strong in the first quarter of 2000, growing at a rate of 63.6% year-on-year from 55% in the fourth quarter of 1999. Accelerating strength in exports was another factor contributing to the strong growth, as exports were up 25% year-on-year, compared to 21% in the previous quarter. Private consumption remained resilient but eased moderately to a year-on-year increase of 11.2%, down from 12.4% in the previous quarter.

The continued strong year-on-year growth comparisons exacerbated concerns of possible overheating. However, GDP growth on a quarter-on-quarter basis appears to have peaked in the second quarter of 1999 and is expected to slow further from here. Seasonally adjusted GDP growth on a quarter-on-quarter basis in 1999 slowed from its peak of 4.1% in the second quarter, to 3.8% in the third quarter, to 2.8% in the fourth quarter and finally to a mere 1.8% in the first quarter of this year. Industrial production growth also slowed to 17.6% year-on-year in March from 25.4% in February, helping to ease inflationary pressures. In fact, consumer price index (CPI) inflation was stable in April at 1.0% year-on-year, and on a month-on-month basis it actually fell 0.3%.

While inflation remains benign, a tightening of policy is generally expected given stronger-than-expected economic growth. However, the financial system remains weak which is forcing the Bank of Korea to maintain sufficient liquidity in the system to minimize the impact of the imminent restructuring of the investment trust companies (ITC). This problem, combined with liquidity problems at a couple of the major conglomerates should motivate the Bank of Korea to maintain a relatively loose monetary policy in the short run. In the medium-term, the Bank of Korea will need to raise call rates gradually in order to narrow the current gap between short and long rates, while slowing GDP growth implies declining inflationary pressure in the second half of 2000.

Further complicating the situation is the Korean government's goal of keeping the won from appreciating too quickly. Assuming a yen/U.S. dollar exchange rate range of 105-110, the government is targeting the won to hover around 1,100 against the dollar to keep Korean exports competitive. During the first four months of 2000, exports continued their strong growth of 27% year-on-year, but imports outsurged exports--up by 50.6%--resulting in a sharp contraction in the trade surplus to U.S. $0.8 billion from U.S. $7.0 billion for the same period of 1999. Higher oil prices and domestic demand, particularly in facilities investment in the information technology sector, were the major reasons for the recovery in imports. However, given weakening oil prices, peaking domestic demand, and solid global demand for Korean electronic products, the trade surplus should recover and is expected


--------------------------------------------------------------------------------
2 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

to meet the government's target of U.S. $8 billion in 2000. The trade surplus was recently adjusted downward from U.S. $12 billion, reflecting a weaker-than-expected trade surplus in the early part of 2000.

Looking forward, solid economic growth is expected to continue in 2000. Following a strong 12.8% growth in the first quarter, the consensus economic growth forecast for 2000 will need to be adjusted upwards from 6%-7% to over 8%. Barring surprisingly higher oil prices in the second half of the year, the government's target CPI inflation rate of 3% should be met. The economic outlook had not changed sufficiently during the period under review to change our positive investment outlook toward the Korean stock market.

The Second Round of Financial Restructuring

President Kim Dae-jung has expressed his strong desire to continue the pace of reforms and restructuring following the completion of the National Assembly elections. However, after two years of major restructuring efforts, Kim and his government appear to be suffering from reform fatigue. Furthermore, the President appears to be currently preoccupied with external issues, such as the June summit with the North Korean leader. Weakening policy coordination among the economic ministers has further led investors to doubt the government's commitment to reforms.

We believe that the commitment to restructuring continues unabated. The long awaited restructuring of the ITCs is imminent, accelerated by the upcoming implementation of the mark-to-market requirements for their bond portfolios in July 2000. Public funds of W5 trillion will be injected into the two biggest ITCs by the end of June. Eventually, indirect government support of the Hyundai ITC is likely, while the government seems willing to pressure the recalcitrant Hyundai group to speed up its restructuring. The government estimates additional restructuring costs to be about W30 trillion against a somewhat higher street estimate of around W40-W45 trillion, which is a large, yet manageable, figure.

We believe the recent turbulence in the financial markets will serve as an impetus for renewed reform efforts. The outbreak of liquidity problems in some of the Hyundai group companies has added urgency to the situation. This requires both the government and the Hyundai group to speed up the reforms in order to contain the problems to a few other weaker members of the Hyundai group companies.

First Quarter Earnings

In line with improving corporate governance in Korea, quarterly earnings were reported by the listed companies for the first time in Korea. First quarter earnings were well above expectations and a rush of earnings upgrades is now taking place. While a direct comparison on a year-on-year basis is difficult because of a lack of "official" corresponding figures for the previous year, recurring profits of the 25 major listed companies are estimated to be 240% over the same period for the previous year. More than 40% of the


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

major listed companies have beaten consensus estimates and a further 35% have reported in line.

Stock Market

After recording an impressive 75% upturn in 1999, the Korean stock market has been under pressure so far this year. The recent extreme volatility in the U.S. stock market has had a direct influence on the Korean market. The KOSDAQ bubble seems to have burst, precipitated by the weakening NASDAQ market and the recognition that the business models of many KOSDAQ listed companies are fragile. The stock market has suffered further turbulence over the restructuring of the ITCs and, particularly, the problems related to the Hyundai ITC and the potential for future burdens on the Hyundai group of companies. The already fragile sentiment was hit further on the news of emergency loans to Hyundai Engineering and Construction Company being arranged by its major creditor bank. On the other hand, political developments, including the outcome of the National Assembly election and the news of the June summit meeting between South and North Korean leaders, have had little impact on the stock market.

Portfolio Strategy

Concerns over U.S. interest rate hikes and worries over the appropriate valuations for the "new economy" stocks will keep the U.S. stock market volatile in the short term, which will directly influence the Korean stock market. Uncertainty related to the second round of reforms and restructuring, including the outcome of the Hyundai group restructuring, will probably add more near-term volatility to the Korean market.

While developments in the second round of financial and corporate restructuring need to be monitored closely, the renewed commitment to reforms and restructuring provides a strong investment case for the Korean stock market in the longer term. In addition, Korea is currently enjoying the strongest economic growth in Asia with the most attractive valuations. Earnings momentum is accelerating, as seen in first quarter earnings, supported by deleveraging and improving profitability. Korean companies are expected to generate returns on equity higher than corporate bond yields for the first time in more than five years. Further earnings upgrades are highly likely for the major listed companies, which will make current cheap valuations more attractive.

Our strategy is to continue focusing on globally competitive technology companies and leading telecommunication companies. We are emphasizing technology companies with exceptionally strong revenue, good earnings per share visibility and robust near-term business momentum. The dominant telecom companies with cheap valuation multiples and dynamic growth potential also remain core holdings.


--------------------------------------------------------------------------------
4 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO]     John D. Carifa

[PHOTO]     Edward D. Baker, III

            Sun Hee Oh

Portfolio Managers, Edward D. Baker, and Sun Hee Oh, have over 24 years of investment experience.

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you soon on the developing activity in Korea and the Fund's investment results and strategy.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Edward D. Baker, III

Edward D. Baker, III
Vice President


/s/ Sun Hee Oh

Sun Hee Oh
Vice President


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
2/29/92* TO 4/30/00

                            [MOUNTAIN GRAPH OMITTED]

This chart illustrates the total value of an assumed $10,000 investment in The Korean Investment Fund at net asset value (from 2/29/92 to 4/30/00) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange.

When comparing The Korean Investment Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index its results are not indicative of any specific investment, including The Korean Investment Fund.

*     Closest month-end after Fund's inception date of 2/24/92.


--------------------------------------------------------------------------------
6 o THE KOREAN INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                               [BAR GRAPH OMITTED]

           The Korean Investment Fund (NAV)--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                             Korean Investment          Korea Composite
                                Fund (NAV)             Stock Price Index
--------------------------------------------------------------------------------
      4/30/92*                    -1.43%                    -0.89%
      4/30/93                     -5.62%                    14.43%
      4/30/94                     26.23%                    22.93%
      4/30/95                     -3.28%                     5.56%
      4/30/96                      0.28%                     7.14%
      4/30/97                    -39.16%                   -37.45%
      4/30/98                    -53.72%                   -60.02%
      4/30/99                     98.28%                   100.92%
      4/30/00                     32.46%                     3.23%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including the Korean Investment Fund.

*     From inception (2/24/92 for Fund and 2/29/92 for Index)


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2000

INCEPTION DATE            PORTFOLIO STATISTICS
2/24/92                   Assets ($mil): $74.6

  [The following table was represented by a pie chart in the printed material.]

SECTOR BREAKDOWN
     13.84% Basic Industries
      3.50% Capital Goods
      3.54% Consumer Manufacturing
      0.16% Consumer Products
      2.84% Consumer Services
      9.33% Financial Services
      1.23% Healthcare
     38.41% Technology
      0.68% Transportation
     25.12% Utility
      1.35% Short-Term

All data as of April 30, 2000. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o THE KOREAN INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2000

                                                                 Percent of
Company                                  U.S. $ Value            Net Assets
--------------------------------------------------------------------------------
Samsung Electronics                      $ 10,815,409                14.5%
--------------------------------------------------------------------------------
SK Telecom Co., Ltd.
  (common stocks & warrants)                9,415,738                12.6
--------------------------------------------------------------------------------
Samsung Electro-Mechanics Co.               5,992,649                 8.0
--------------------------------------------------------------------------------
Korea Telecom Corp.                         5,603,946                 7.5
--------------------------------------------------------------------------------
Hyundai Electronics Industries Co.          2,696,103                 3.6
--------------------------------------------------------------------------------
Pohang Iron & Steel Co., Ltd.               2,681,238                 3.6
--------------------------------------------------------------------------------
LG Information & Communications, Ltd.       2,566,194                 3.5
--------------------------------------------------------------------------------
SK Global                                   2,389,727                 3.2
--------------------------------------------------------------------------------
Iljin Corp.                                 2,231,979                 3.0
--------------------------------------------------------------------------------
Cheil Communications, Inc.                  2,099,572                 2.8
--------------------------------------------------------------------------------
                                         $ 46,492,555                62.3%


--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2000

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------
Common Stocks & Other Investments-99.1%

Technology-38.0%
Communication Equipment-15.0%
Dae Ryung Industrial Co.(a).................      40,000   $       436,134
Iljin Corp. ................................     650,115         2,231,979
LG Information & Communications, Ltd. ......      33,308         2,566,194
Samsung Electro-Mechanics Co.(a)............      88,084         5,992,649
                                                           ---------------
                                                                11,226,956
                                                           ---------------
Computer Hardware-2.2%
Trigem Computer, Inc. ......................      28,761         1,661,257
                                                           ---------------

Semi-Conductor-20.8%
AUK Corp. ..................................     350,000         1,753,548
Hyundai Electronics Industries Co.(a).......     170,000         2,696,103
Mirae Corp. ................................      50,000           258,617
Samsung Electronics.........................      40,008        10,815,409
                                                           ---------------
                                                                15,523,677
                                                           ---------------
                                                                28,411,890
                                                           ---------------
Utility-24.9%
Electric Power-1.6%
Korea Electric Power Corp. .................      40,000         1,171,435
                                                           ---------------

Telephone-23.3%
Dacom Corp.(a)..............................      11,000         1,595,855
Hansol M.com Co., Ltd.(a)...................      40,000           798,378
Korea Telecom Corp. ........................      37,000         2,527,236
   ADR......................................      89,180         3,076,710
SK Telecom Co., Ltd. .......................       4,250         1,129,759
   ADR......................................      68,214         2,187,111
   Merrill Lynch Wts. 10/10/00(a)...........       2,273         6,098,868
                                                           ---------------
                                                                17,413,917
                                                           ---------------
                                                                18,585,352
                                                           ---------------
Basic Industries-13.7%
Chemicals-4.0%
L.G. Chemical, Ltd. ........................      70,000         1,608,471
Namhae Chemical Corp. ......................      73,600         1,406,010
                                                           ---------------
                                                                 3,014,481
                                                           ---------------
Distribution & Wholesale-3.2%
SK Global...................................     204,000         2,389,727
                                                           ---------------

Fisheries-0.4%
Dong Won Fisheries Co., Ltd. ...............      52,500           276,752
                                                           ---------------


--------------------------------------------------------------------------------
10 o THE KOREAN INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

Mining & Metals-4.3%
Baek Kwang Mineral Products Co. ............      54,270   $       496,364
Pohang Iron & Steel Co., Ltd. ..............      34,280         2,681,238
                                                           ---------------
                                                                 3,177,602
                                                           ---------------
Refining-1.8%
SK Corp. ...................................      73,218         1,382,219
                                                           ---------------
                                                                10,240,781
                                                           ---------------
Financial Services-9.3%
Banking-5.6%
H & CB......................................      73,000         1,249,831
Kookmin Bank................................     110,044         1,189,933
Shinhan Bank................................     180,000         1,727,416
                                                           ---------------
                                                                 4,167,180
                                                           ---------------
Brokerage & Money Management-2.1%
Samsung Securities Co., Ltd. ...............      93,358         1,573,142
                                                           ---------------

Insurance-1.6%
Samsung Fire & Marine Insurance Co. ........      56,973         1,165,386
                                                           ---------------
                                                                 6,905,708
                                                           ---------------
Capital Goods-3.5%
Electrical Equipment-2.3%
Il Jin Electric Co., Ltd. ..................     600,000         1,389,502
Shinsung Industrial Co., Ltd.(a)............      50,000           297,364
                                                           ---------------
                                                                 1,686,866
                                                           ---------------
Machinery-1.2%
Hwacheon Machine Works Co. .................     100,000           900,203
                                                           ---------------
                                                                 2,587,069
                                                           ---------------
Consumer Manufacturing-3.5%
Auto & Related-3.5%
Hyundai Motor Co., Ltd. ....................      98,929           931,568
Kia Motors Corp.(a).........................     300,000         1,362,469
Yoosung Enterprise Co. .....................      26,500           322,370
                                                           ---------------
                                                                 2,616,407
                                                           ---------------
Consumer Services-2.8%
Advertising-2.8%
Cheil Communications, Inc. .................      20,000         2,099,572
                                                           ---------------

Healthcare-1.2%
Drugs-1.2%
Daewoong Pharmaceutical Corp. ..............     105,157           909,671
                                                           ---------------

Transportation-0.7%
Miscellaneous Transportation-0.7%
Hanjin Transportation Co. ..................      40,000           501,014
                                                           ---------------


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Consumer Products-0.2%
Retailing-0.2%
Shinsegae Department Store Co. pfd..........       3,492   $       117,842
                                                           ---------------

Time Deposit-1.3%
First National Bank of Chicago
   6.00%, 5/01/00
   (cost $1,000,000).....................      $1,000         1,000,000
                                                           ---------------

Total Investments-99.1%
   (cost $64,443,832).......................                    73,975,306
Other assets less liabilities-0.9%..........                       646,259
                                                           ---------------

Net Assets-100%.............................               $    74,621,565
                                                           ===============

(a) Non-income producing security.
    Glossary:
    ADR - American Depositary Receipt.
    See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE KOREAN INVESTMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000

Assets
Investments in securities, at value (cost $64,443,832)     $    73,975,306
Cash ................................................               97,052
Foreign cash, at value (cost $829,635)...............              829,046
Dividends and interest receivable....................              134,735
Prepaid expenses.....................................               21,571
                                                           ---------------
Total assets.........................................           75,057,710
                                                           ---------------
Liabilities
Payable for capital stock repurchased................               67,568
Management fee payable...............................               64,082
Co-Manager fee payable...............................               28,178
Other accrued expenses...............................              276,317
                                                           ---------------
Total liabilities....................................              436,145
                                                           ---------------
Net Assets...........................................      $    74,621,565
                                                           ===============
Composition of Net Assets
Capital stock, at par................................      $        81,684
Additional paid-in capital...........................           85,189,851
Accumulated net realized loss on investments and
   foreign currency transactions.....................          (20,180,570)
Net unrealized appreciation of investments and
   foreign currency denominated assets and
   liabilities ......................................            9,530,600
                                                           ---------------
                                                           $    74,621,565
                                                           ===============
Net Asset Value Per Share
   (based on 8,168,404 shares outstanding)...........      $          9.14
                                                           ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended April 30, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $203,554)................ $     1,012,238
Interest................................          27,776   $     1,040,014
                                         ---------------
Expenses
Management fee..........................         695,072
Co-Manager fee..........................         327,092
Custodian...............................         312,774
Directors' fees and expenses............         143,776
Audit and legal.........................         104,455
Printing................................          64,498
Transfer agency.........................          15,088
Registration............................          11,545
Miscellaneous...........................           8,085
                                         ---------------
Total expenses..........................                         1,682,385
                                                           ---------------
Net investment loss.....................                          (642,371)
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions.........................                        25,069,469
Net realized gain on foreign currency
   transactions.........................                            21,375
Net change in unrealized
   appreciation/depreciation of:
     Investments........................                        (6,290,416)
     Foreign currency denominated assets
       and liabilities..................                               787
                                                           ---------------
Net gain on investments and
   foreign currency denominated
   assets and liabilities...............                        18,801,215
                                                           ---------------
Net Increase in Net Assets
   from Operations......................                   $    18,158,844
                                                           ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE KOREAN INVESTMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                            Year Ended        Year Ended
                                             April 30,         April 30,
                                               2000              1999
                                          --------------    --------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss.....................  $     (642,371)   $     (466,106)
Net realized gain (loss) on investments
   and foreign currency transactions....      25,090,844       (17,174,846)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities......................      (6,289,629)       46,549,684
                                          --------------    --------------
Net increase in net assets from
   operations ..........................      18,158,844        28,908,732
Capital Stock Transactions
Net decrease............................      (1,885,013)               -0-
                                          --------------    --------------
Total increase..........................      16,273,831        28,908,732
Net Assets
Beginning of year.......................      58,347,734        29,439,002
                                          --------------    --------------
End of year.............................  $   74,621,565    $   58,347,734
                                          ==============    ==============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2000

NOTE A

Significant Accounting Policies

The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a


--------------------------------------------------------------------------------
16 o THE KOREAN INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rates for the Korean Won at April 30, 2000 and April 30, 1999 were Won 1,109.75 to U.S. $1.00 and Won 1,188.50 to U.S. $1.00, respectively.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a net investment loss and foreign currency transactions, resulted in a net decrease in accumulated net investment loss and additional paid-in capital and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of an Investment Management Agreement, the Fund pays Orion Asset Management Co., Ltd. ("Orion") a fee at an annualized rate of .40 of 1% of the Funds average


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of a Shareholder Inquiry Agency agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of Alliance, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $420 during the year ended April 30, 2000.

Brokerage commissions paid on investment transactions for the year ended April 30, 2000 amounted to $418,203, of which $13,049 was paid to Tong Yang Securities Co., Ltd., an affiliate of Orion.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $53,009,760 and $56,426,332, respectively, for the year ended April 30, 2000. There were no purchases or sales of U.S. government and government agency obligations for the year ended April 30, 2000.

At April 30, 2000, the cost of investments for federal income tax purposes was $65,544,218. Accordingly, gross unrealized appreciation of investments was $23,209,648 and gross unrealized depreciation of investments was $14,778,560 resulting in net unrealized appreciation of $8,431,088 (excluding foreign currency transactions).

At April 30, 2000, the Fund had a net capital loss carryover of $19,080,184, which expires April 30, 2007. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders. The Fund utilized $24,709,254 of capital loss carryover in the current year.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At April 30, 2000, 8,168,404 shares were outstanding. On April 24, 2000 the Fund initiated a share repurchase program. For the year ended April 30, 2000, 282,300 shares were repurchased at a cost of $1,885,013 representing 3.34% of the 8,450,704 shares outstanding at April 24, 2000. This cost includes $16,938 in commissions paid to Paine Webber Group, Inc. The average discount of market price to net asset value of shares repurchased over the period April 25, 2000 to April 28, 2000 was 29%.


--------------------------------------------------------------------------------
18 o THE KOREAN INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                                 Year Ended April 30,

                                               2000         1999         1998         1997          1996
                                             ---------------------------------------------------------------
Net asset value, beginning of year .......   $   6.90     $   3.48     $   7.52     $  12.36     $   12.66
                                             ---------------------------------------------------------------
Income From Investment Operations
Net investment loss(a) ...................       (.07)        (.06)        (.09)        (.07)         (.01)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................       2.22         3.48        (3.95)       (4.77)          .86
                                             ---------------------------------------------------------------
Net increase (decrease) in net asset
  value ..................................       2.15         3.42        (4.04)       (4.84)          .85
                                             ---------------------------------------------------------------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................         -0-          -0-          -0-          -0-         (.29)
                                             ---------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights offering .......         -0-          -0-          -0-          -0-         (.80)
Anti-dilutive effect of share repurchase
  program ................................        .09           -0-          -0-          -0-           -0-
Offering costs charged to additional
  paid-in capital ........................         -0-          -0-          -0-          -0-         (.06)
                                             ---------------------------------------------------------------
Total capital share transactions .........        .09           -0-          -0-          -0-         (.86)
                                             ---------------------------------------------------------------
Net asset value, end of year .............   $   9.14     $   6.90     $   3.48     $   7.52     $   12.36
                                             ===============================================================
Market value, end of year ................   $  6.438     $  6.063     $  3.875     $  7.125     $   11.50
                                             ===============================================================
Total Return
Total investment return based on:(b)
  Market value ...........................       6.18%       56.46%      (45.61)%     (38.04)%       (1.55)%
  Net asset value ........................      32.46%       98.28%      (53.72)%     (39.16)%         .28%
Net assets, end of year (000's omitted) ..   $ 74,622     $ 58,348     $ 29,439     $ 63,586     $ 104,421
Ratios/Supplemental Data
Ratio of expenses to average net assets ..       2.06%        2.93%        2.29%        2.11%         2.09%
Ratio of net investment loss to average
  net assets .............................       (.71)%      (1.49)%      (1.60)%       (.73)%        (.53)%
Portfolio turnover rate ..................         68%         102%          47%          32%           40%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 19

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and
Board of Directors of
The Korean Investment Fund, Inc.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Korean Investment Fund, Inc. (the "Fund") at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
June 16, 2000


--------------------------------------------------------------------------------
20 o THE KOREAN INVESTMENT FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares in Common Stock of the Fund valued as follows:

      (i)If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions,


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution paid subsequent to written notice of the change set to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Edward Baker, the Vice President of the Fund.


--------------------------------------------------------------------------------
22 o THE KOREAN INVESTMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities common stock

A type of security that represents ownership in a public company.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

monetary policy

The regulation of the money supply and interest rates by a country's central bank with the purpose of controlling inflation and stabilizing currency.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 23

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
24 o THE KOREAN INVESTMENT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and Chief Executive Officer
Kim Yong Nam, President
Hugh-Gil Yum, Senior Vice President
David H. Dievler(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
The Hon. James D. Hodgson(1)

OFFICERS

Robert G. Heisterberg, Executive Vice President-Investments
Yung Chul Park, Executive Vice President-Investments
Edward D. Baker, III, Vice President
Sun Hee Oh, Vice President
Thomas Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Investment Manager and Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Investment Manager

Orion Asset Management Co., Ltd.
590 Madison Avenue
New York, NY 10022

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent, Dividend Paying Agent, and Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-1520

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

      The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 25

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
26 o THE KOREAN INVESTMENT FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

The Korean Investment Fund

Summary of General Information

Policies and Objectives

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New YorkTimes and each Saturday in Barron's, and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


--------------------------------------------------------------------------------
                                                 THE KOREAN INVESTMENT FUND o 27

NOTES


--------------------------------------------------------------------------------
28 o THE KOREAN INVESTMENT FUND

The Korean Investment Fund
1345 Avenue of the Americas
New York, NY 10105

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.